UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

Annual Report
December 31, 2014

Monetta Mutual Funds No-Load

Monetta Trust:
■ Monetta Fund
■ Monetta Young Investor Fund
■ Varsity/Monetta Intermediate Bond Fund

1-800-MONETTA	www.monetta.com

This Page is Intentionally Left Blank

Dear Fellow Shareholders:	February 10, 2015

I am pleased to enclose your Fund’s annual report for the year ended December 31, 2014. Even after a poor start in January 2014 and market pullbacks in October and December the stock market, as measured by the S&P 500 Index, posted a 13.69% annual return. The solid market gain pushed the bull-run for stocks into its sixth consecutive annual gain, while posting 53 all-time highs during the year.

We believe the major catalysts supporting market strength included continued economic expansion, higher corporate profitability, low interest rates and the steep drop in crude oil prices. The sharp oil price decline appears to be a result of softening demand in China, Europe and Japan combined with a surge in U.S. production. The stock market overcame worries about global growth, geopolitical events and the possibility of a Federal Reserve rate hike.

Fixed income markets, which had been expected to slump as the Federal Reserve neared the end of its quantitative easing program, posted impressive results, up 3.13% as measured by the Barclay’s Capital Intermediate Government/Credit Index. Fixed income performance benefited from an accommodative monetary policy, a strong U.S. dollar and the U.S. becoming the most favored safe-haven choice for fixed income investors. Ten-year Treasury yields, which began the year at 3.04%, plummeted 87 basis points to finish 2014 at a 2.17% yield, near a historical low.

2015 Outlook

At this point, we have little reason to doubt these positive trends will continue into 2015. The tailwind from lower oil prices is a plus for economic growth, as 68% of the economy is driven by consumer spending, which greatly outweighs the negative price impact to energy companies.

Historically, the onset of the Federal Reserve tightening cycles has not suspended bull markets but ushered in bouts of volatility and moderate market corrections.

We believe we are in the middle of a long-term “secular” bull market. Typically, these expansion periods have lasted for years - and this uptrend is the longest since the nine-year stretch from 1991-1999. Using March 2009 as a starting point, and the assumption of continued above average earnings growth, we believe that this secular bull market may have many more years to run.

In terms of valuation, the multiple expansions in this bull market have been about average compared to other bull markets since 1957. A key variable this time is that earnings growth has been 20% above the average growth level, which, if continued, could support higher valuation levels. The average price/earnings ratio for S&P 500 companies climbed to 16.5 from 15.3 at the start of the year, but is significantly below the peak level of 27 in 2000.

With the Federal Reserve not likely to increase rates materially in 2015, we think investment grade corporate bonds continue to offer attractive yields relative to U.S. Treasuries. We believe that interest rate risk is a bigger concern than credit risk and therefore prefer short to intermediate maturities over longer-term bonds.

Following is detailed information summarizing each Fund’s performance, major security holdings and investment strategy. We thank you for being a valued shareholder and providing us with the opportunity to help you achieve your long-term investment goals.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter to Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Varsity/Monetta Intermediate Bond Fund	8

Disclosure of Fund Expenses	9

Schedules of Investments
Monetta Fund	10
Monetta Young Investor Fund	12
Varsity/Monetta Intermediate Bond Fund	14

Financial Statements
Statements of Assets & Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	29
Other Information	30
Trustees & Officers	33
Notice to Shareholders	34

Principal Risks:

Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Fund that invests in underlying ETFs that track the S&P 500 Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Please refer to the prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Basis Point: A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Price-Earnings Ratio - P/E Ratio: A valuation ratio of a company's current share price compared to its per-share earnings. Calculated as: Market Value per Share / Earnings per Share (EPS).

Duration: A commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Barclays Capital Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

This report must be preceded or accompanied by a Prospectus. Please refer to the Prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund (Unaudited)		Year ended December 31, 2014
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$135.5 billion	$55.37 million
PERFORMANCE AS OF 12/31/2014:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	7.15%	16.88%	11.19%	7.71%
S&P 500 Index	13.69%	20.41%	15.45%	7.67%
Total Annual Operating Expenses *	1.54%

*Source Prospectus dated April 30, 2014. Expense Ratio of 1.54% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 21 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings:
Technology	22.1%
Retail	15.2%
Financial	14.6%
Consumer Cyclical	12.4%
Transportation	9.5%
Healthcare	8.6%
Energy	6.4%
Capital Equipment	3.0%
Basic Material	2.3%
Consumer Staple	1.7%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash and cash equivalents.

Top 5 Equity Holdings:

% of Net Assets
Walt Disney Co.	5.1%
Apple, Inc.	4.9%
Alibaba Group Holding Ltd. - ADR	3.8%
Bank of America Corp.	3.6%
MasterCard, Inc. - CL A	3.1%
Total Top 5 Equity Holdings	20.5%

Commentary

The Monetta Fund appreciated 7.15% during 2014. The Fund lagged its benchmark index, the S&P 500 Index, which was up 13.69%. Generally, actively managed large-cap growth funds underperformed the broad market returns primarily due to the lack of dispersion of returns. In other words, selective stock picking did not appear to add to the overall performance as reflected in a Wharton Research Data Service that showed 90% of large-cap managers underperformed the index in 2014.

Fund performance variance was primarily due to high weightings in the consumer discretionary sector versus the index (20.53% vs. 12.01%), which was one of the weakest sectors last year. In addition, below average performance in technology holdings impaired overall performance which included Amazon, Inc., Google, Inc., Twitter, Inc. and Yahoo!, Inc., representing 0.00%, 3.82%, 2.07% and 0.00%, respectively, of the year end net assets. Specific holdings that enhanced performance included Southwest Airlines, Allergan, Inc. and Royal Caribbean Cruises, Ltd. representing 3.06%, 0.00% and 2.53%, respectively, of the year end net assets.

As we enter 2015 we have adjusted sector and individual securities weightings seeking to reduce portfolio risk and volatility. We are emphasizing those companies and sectors that have demonstrated strong fundamentals and both improved and sustained revenue/earnings growth. We have increased the number of Fund holdings to minimize the impact of any one security materially affecting performance.

We believe the secular bull market that began in 2009 will continue into 2015. We expect an upward bias to the market with increased volatility and periodic market pullbacks that reflect investors’ mood swings. Primary triggers for increased market volatility include changes in the Federal Reserve’s monetary policy and/or geopolitical unrest. We believe that stock valuations are not excessive given the low interest rate environment and the above average earnings growth outlook. In addition, lower energy prices put downward pressure on overall inflation, a plus for the U.S. economy and the stock market.

Monetta Young Investor Fund (Unaudited)		Year ended December 31, 2014
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$181.8 billion	$142.82 million
PERFORMANCE AS OF 12/31/2014:	Average Annual Total Return
				Since Inception
	1 Year	3 Year	5 Year	12/12/2006
Monetta Young Investor Fund	9.67%	18.65%	15.96%	11.55%
S&P 500 Index	13.69%	20.41%	15.45%	7.08%
Total Annual Operating Expenses *	1.29%

*Source Prospectus dated April 30, 2014. Expense Ratio of 1.29% includes Acquired Fund Fees and Expenses of 0.05%. For the Fund's current Expense Ratio, please refer to Page 22 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results.The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings:
Exchange Traded Funds	48.8%
Technology	14.7%
Retail	8.6%
Healthcare	5.2%
Financial	5.2%
Transportation	5.2%
Consumer Cyclical	4.1%
Energy	3.2%
Consumer Staple	2.5%
Capital Equipment	0.8%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash and cash equivalents.

Top 5 Equity Holdings:

% of Net Assets
Apple, Inc.	5.0%
Walt Disney Co.	2.6%
Microsoft Corp.	2.6%
Alibaba Group Holding Ltd. - ADR	2.2%
Google, Inc. - CL A	1.9%
Total Top 5 Equity Holdings	14.3%

Commentary

The Monetta Young Investor Fund posted a 9.67% return for the year ended December 31, 2014. Fund performance lagged that of its benchmark, S&P 500 Index, which was up 13.69%. The performance variance was primarily due to the Fund’s underweighting in the healthcare sector (6.73% versus 13.66%) which was the best performing sector last year, up 25.15%. In addition the Fund weighting in large money center banks underperformed the market as the anticipated increase in interest rates never materialized.

Specific holdings that enhanced Fund performance included Apple, Inc., Southwest Airlines and Walt Disney Company representing 5.02%, 1.63% and 2.64% respectively, of the year end net assets. Detracting from performance included Amazon.com, Inc. and Google, Inc. due to lackluster earnings results and Halliburton Company which was impacted by the sharp decline in oil prices. These securities represented 0.87%, 2.85% and 0.00% respectively, of the year end net assets. During the second half of the year we increased exposure to the healthcare sector with the addition of Celgene Corporation, Gilead Sciences, Inc. and UnitedHealth Group, Inc. representing 0.47%, 0.66% and 0.85% respectively, of the year end net assets.

As we enter 2015 many investors remain skeptical of this bull market, meaning the “wall of worry” that stock prices are likely to climb remains intact. Employment has picked up markedly, economic activity has showed solid improvement and the tailwind from lower oil prices could possibly help both businesses and consumers in terms of greater profitability and higher discretionary spending. Key investment risks in 2015 include geopolitical unrest, the timing of the Federal Reserve’s move toward an initial rate hike and the unforeseen problems associated with the sharp decline in oil prices.

In terms of valuation the market appears fairly valued on a historical price/earnings (P/E) basis. Assuming that corporate earnings can continue to increase at above average levels we believe stock prices can trend higher with no increase in P/E levels.

We believe this “Goldilocks” economic environment can continue into 2015, resulting in positive earnings momentum.

Varsity/Monetta Intermediate Bond Fund (Unaudited)			Year ended December 31, 2014
Investment Objective:	30-Day SEC Yield:	Average Maturity:	Total Net Assets:
Income	0.59%	3.3 Years	$11.66 million
PERFORMANCE AS OF 12/31/2014:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Varsity/Monetta Intermediate
Bond Fund	0.64%	2.70%	3.55%	3.96%
Barclays Capital Intermediate
Government/Credit Bond Index	3.13%	2.03%	3.54%	4.10%
Total Annual Operating Expenses *	1.85%

*Source Prospectus dated April 30, 2014. Expense Ratio of 1.85% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 23 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Varsity/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Government/Credit Bond Index.

Portfolio Composition:

Maturity Profile:

% of Net Assets
Less than 1 Year	21.3%
1-3 Years	11.5%
3-6 Years	44.4%
6-10 Years	22.8%
Total	100.0%

Commentary

For the year ended December 31, 2014, the Varsity/Monetta Intermediate Bond Fund was up 0.64%, below its benchmark, the Barclays Intermediate Government/Credit Bond Index, return of 3.13%. The Fund’s variance to its benchmark was primarily due to its overall defensive strategy which emphasized a low duration portfolio emphasizing high coupon, investment-grade corporate bonds. Last year surprised investors as interest rates trended lower in spite of an improving U.S. economic environment and the Federal Reserve ending its quantitative easing program. Alternatively, investors focused on geopolitical tensions, the low level of global rates and the U.S. becoming the most favored safe-haven choice. As a result, most fixed income sectors delivered positive returns.

The Fund’s largest sector weightings continue to be in the financial and capital equipment sectors. Enhancing fund performance were holdings in Georgia Power Company 2.85% due 5-15-22 and Lorillard Tobacco Co. 6.875% due 5-01-20 representing 2.76% and 3.34% respectively, of the year end net assets. Detracting from performance was Petrobras International 5.875% due 3-01-18 and Kinder Morgan Energy Partners LP 9.00% due 02-01-19, reflecting the sharp decline in oil prices, representing 0.00% and 1.04% respectively, of the year end net assets.

As we enter 2015, the bond market likens to a helium-filled balloon, sitting on a ceiling which is expected to gradually glide down. The slow recovery of world economics, signs of deflation and benign inflation levels in the U.S. suggest the Federal Reserve has considerable leeway in timing its rate increases. We expect yields to rise modestly during 2015 with increases likely to be data dependent. Continued weak energy prices and low global bond yields are likely to increase market volatility and result in a flattening yield curve as we progress throughout the year.

We continue to believe that maintaining a defensive investment portfolio offers an attractive risk/reward ratio. In particular, emphasizing short duration and high quality corporate bonds should help minimize volatility, while we seek to preserve capital and potentially provide a high income component. We intend to emphasize investments in high quality coupon bonds with short call features that could benefit from call premiums or high yield levels if not called.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2014

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2014 - December 31, 2014.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/14	12/31/14	7/1/14-12/31/14	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,043.20	$7.36	1.43%
Monetta Young Investor Fund	1,000.00	1,048.40	6.40	1.24%
Varsity/Monetta Intermediate
Bond Fund	1,000.00	988.70	9.47	1.89%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,018.00	$7.27	1.43%
Monetta Young Investor Fund	1,000.00	1,018.95	6.31	1.24%
Varsity/Monetta Intermediate
Bond Fund	1,000.00	1,015.68	9.60	1.89%

(a) Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 (to reflect the one-half year period).

Schedule of Investments	December 31, 2014

Monetta Fund

COMMON STOCKS - 95.8%
NUMBER OF SHARES		VALUE
Basic Material - 2.3%

Mining-2.3%
80,000	Alcoa, Inc.	$ 1,263,200

Capital Equipment - 3.0%

Commercial Service-1.2%
7,000	Ryder System, Inc.	649,950

Diversified Operation-1.8%
14,000	E.I. Du Pont de Nemours
	& Co.	1,035,160

Consumer Cyclical - 12.4%
Apparel Manufacturing-2.0%
10,000	Hanesbrands, Inc.	1,116,200

Leisure Service-5.3%
15,000	Las Vegas Sands Corp.	872,400
30,000	MGM Resorts International *	641,400
17,000	Royal Caribbean
	Cruises Ltd.	1,401,310
		2,915,110

Media-Radio/TV-5.1%
30,000	Walt Disney Co.	2,825,700

Consumer Staple - 1.7%

Food-1.7%
10,000	PepsiCo, Inc.	945,600

Energy - 6.4%

Oil & Gas-Equipment & Services-2.4%
20,000	National Oilwell Varco, Inc.	1,310,600

Oil & Gas-Exploration & Production-4.0%
20,000	Devon Energy Corp.	1,224,200
11,000	EOG Resources, Inc.	1,012,770
		2,236,970

NUMBER OF SHARES		VALUE
Financial - 14.6%

Bank-Money Center-11.5%
110,000	Bank of America Corp.	$ 1,967,900
27,000	Citigroup, Inc.	1,460,970
25,000	JPMorgan Chase & Co.	1,564,500
25,000	Wells Fargo & Co.	1,370,500
		6,363,870

Finance-Miscellaneous-3.1%
20,000	MasterCard, Inc. - CL A	1,723,200

Healthcare - 8.6%

Healthcare-Biomedical/Genetic-1.9%
8,500	Thermo Fisher Scientific, Inc.	1,064,965

Healthcare-Drug/Diversified-4.0%
12,000	Johnson & Johnson	1,254,840
10,000	Novartis AG - ADR (a)	926,600
		2,181,440

Healthcare-Patient Care-2.7%
12,000	Anthem, Inc.	1,508,040

Retail - 15.2%

Retail-Drug Store-2.6%
15,000	CVS Caremark Corp.	1,444,650

Retail-Major Chain-2.6%
10,000	Costco Wholesale Corp.	1,417,500

Retail-Specialty-10.0%
20,000	Alibaba Group Holding
	Ltd. - ADR * (a)	2,078,800
20,000	Bed Bath & Beyond, Inc. *	1,523,400
12,000	Dick's Sporting Goods, Inc.	595,800
10,000	eBay, Inc. *	561,200
6,000	Ulta Salon Cosmetics &
	Fragrance, Inc. *	767,040
		5,526,240

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2014

Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
Technology - 22.1%

Computer Data Storage-4.9%
24,500	Apple, Inc.	$ 2,704,310

Computer-Software-4.3%
25,000	Microsoft Corp.	1,161,250
10,000	Palo Alto Networks, Inc. *	1,225,700
		2,386,950

Electronic-Semiconductor-1.9%
30,000	Micron Technology, Inc. *	1,050,300

Internet-8.3%
17,000	Facebook, Inc. - CL A *	1,326,340
2,500	Google, Inc. - CL A *	1,326,650
1,500	Google, Inc. - CL C *	789,600
32,000	Twitter, Inc. *	1,147,840
		4,590,430

Telecommunication Service-2.7%
26,000	Comcast Corp. - CL A	1,508,260

Transportation- 9.5%

Airline-8.2%
30,000	Delta Air Lines, Inc.	1,475,700
8,000	FedEx Corp.	1,389,280
40,000	Southwest Airlines Co.	1,692,800
		4,557,780

Railroad-1.3%
6,000	Kansas City Southern	732,180

Total Common Stocks
(Cost $41,773,620)		53,058,605

	NUMBER OF SHARES	VALUE
MONEY MARKET FUNDS - 4.2%
2,334,790	STIT - Liquid Assets Portfolio,
	Institutional Class, 0.0726% ^
		$ 2,334,790

	Total Money Market Funds
	(Cost $2,334,790)	2,334,790

	Total Investments
	(Cost $44,108,410) (b) - 100.0%	55,393,395

	Liabilities in Excess of
	Other Assets - 0.0%	(25,484)

	TOTAL NET ASSETS - 100.00%	$55,367,911

(a) American Depositary Receipt (ADR).

(b) Cost for tax purposes is $44,194,860. The aggregate gross unrealized appreciation is $12,038,851, and the aggregate gross unrealized depreciation is $840,316, resulting in net unrealized appreciation of $11,198,535.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2014.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2014

Monetta Young Investor Fund

COMMON STOCKS - 49.5%
NUMBER OF SHARES		VALUE
Capital Equipment - 0.8%

Diversified Operation-0.8%
16,000	E.I. Du Pont de Nemours
	& Co.	$ 1,183,040

Consumer Cyclical - 4.1%

Apparel Manufacturing-0.7%
10,000	NIKE, Inc. - CL B	961,500

Leisure Service-0.8%
20,000	Las Vegas Sands Corp.	1,163,200

Media-Radio/TV-2.6%
40,000	Walt Disney Co.	3,767,600

Consumer Staple - 2.5%

Beverage-Non-Alcoholic-1.2%
40,000	Coca-Cola Co.	1,688,800

Food-1.3%
20,000	PepsiCo, Inc.	1,891,200

Energy - 3.2%

Oil & Gas-Equipment & Services-0.9%
20,000	National Oilwell Varco, Inc.	1,310,600

Oil & Gas-Exploration & Production-2.3%
30,000	Devon Energy Corp.	1,836,300
16,000	EOG Resources, Inc.	1,473,120
		3,309,420

Financial - 5.2%
Bank-Money Center-3.7%
80,000	Bank of America Corp.	1,431,200
35,000	Citigroup, Inc.	1,893,850
30,000	JPMorgan Chase & Co.	1,877,400
		5,202,450

NUMBER OF SHARES		VALUE
Finance-Miscellaneous-1.5%
25,000	MasterCard, Inc. - CL A	$ 2,154,000

Healthcare - 5.2%

Healthcare-Biomedical/Genetic-2.0%
6,000	Celgene Corp. *	671,160
10,000	Gilead Sciences, Inc. *	942,600
10,000	Thermo Fisher Scientific,
	Inc.	1,252,900
		2,866,660

Healthcare-Drug/Diversified-1.0%
13,000	Johnson & Johnson	1,359,410

Healthcare-Patient Care-2.2%
16,000	Anthem, Inc.	2,010,720
12,000	UnitedHealth Group, Inc.	1,213,080
		3,223,800
Retail - 8.6%

Retail-Drug Store-1.4%
20,000	CVS Caremark Corp.	1,926,200

Retail-Major Chain-1.0%
10,000	Costco Wholesale Corp.	1,417,500

Retail-Specialty-6.2%
30,000	Alibaba Group Holding
	Ltd. - ADR * (a)	3,118,200
4,000	Amazon.com, Inc. *	1,241,400
25,000	Bed Bath & Beyond, Inc. *	1,904,250
10,000	eBay, Inc. *	561,200
20,000	Home Depot, Inc.	2,099,400
		8,924,450
Technology - 14.7%

Computer Data Storage-5.0%
65,000	Apple, Inc.	7,174,700

Computer-Software-2.6%
80,000	Microsoft Corp.	3,716,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2014

Monetta Young Investor Fund (Cont’d)

NUMBER OF SHARES		VALUE
Technology - 14.7% (Cont’d)

Electronic-Semiconductor-0.8%
32,000	Micron Technology, Inc. *	$ 1,120,320

Internet-5.3%
28,000	Facebook, Inc. - CL A *	2,184,560
5,000	Google, Inc. - CL A *	2,653,300
2,700	Google, Inc. - CL C *	1,421,280
35,000	Twitter, Inc. *	1,255,450
		7,514,590

Telecommunication Service-1.0%
25,000	Comcast Corp. - CL A	1,450,250

Transportation - 5.2%

Airline-4.3%
35,000	Delta Air Lines, Inc.	1,721,650
12,000	FedEx Corp.	2,083,920
55,000	Southwest Airlines Co.	2,327,600
		6,133,170

Railroad-0.9%
10,000	Kansas City Southern	1,220,300

Total Common Stocks
(Cost $56,905,003)		70,679,160

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 48.8%

80,000	iShares Core S&P 500	$ 16,552,000
15,000	iShares S&P 100 Index	1,364,100
142,000	Schwab Strategic Trust
	Large-Cap	6,965,100
80,000	SPDR S&P 500 Trust	16,440,000
69,000	Vanguard Growth	7,202,910
76,000	Vanguard Large-Cap	7,173,640
37,000	Vanguard S&P 500	6,972,650
83,000	Vanguard Value	7,012,670

Total Exchange Traded Funds
(Cost $53,669,162)		69,683,070

MONEY MARKET FUNDS - 2.6%

3,697,857	STIT - Liquid Assets Portfolio,
	Institutional Class,
	0.0726% ^	3,697,857

Total Money Market Funds
(Cost $3,697,857)		3,697,857

Total Investments
(Cost $114,272,022) (b)- 100.9%		144,060,087

Liabilities in Excess of
Other Assets - (0.9)%		(1,238,989)

TOTAL NET ASSETS - 100.00%		$142,821,098

(a) American Depositary Receipt (ADR).

(b) Cost for tax purposes is $114,272,022. The aggregate gross unrealized appreciation is $30,775,497, and the aggregate gross unrealized depreciation is $987,432, resulting in net unrealized appreciation of $29,788,065.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2014.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2014

Varsity/Monetta Intermediate Bond Fund

CORPORATE BONDS - 76.8%
PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Capital Equipment - 7.9%

Diversified Operation-5.3%
$ 250,000	E.I. Du Pont De Nemours - 5.750%	03/15/2019	$ 286,000
300,000	United Technologies Corp. - 5.375%	12/15/2017	333,733
			619,733
Machinery-Transportation Equipment & Parts-2.6%
100,000	Cummins, Inc. - 3.650%	10/01/2023	105,383
200,000	Navistar International Corp. - 8.250%	11/01/2021	198,000
			303,383
Consumer Cyclical- 4.8%

Leisure Service-4.8%
314,000	AMC Entertainment, Inc. - 9.750%	12/01/2020	343,045
200,000	Wynn Las Vegas LLC - 7.750%	08/15/2020	214,046
			557,091
Consumer Staple - 7.8%

Beverage-Alcoholic-2.6%
100,000	Anheuser-Busch Inbev N.V. - 3.625%	04/15/2015	100,887
200,000	Diageo Finance BV - 5.300%	10/28/2015	207,376
			308,263
Cosmetic & Personal Care-0.9%
100,000	Procter & Gamble Co. - 4.850%	12/15/2015	104,069

Food-0.9%
100,000	General Mills, Inc. - 3.650%	02/15/2024	104,005

Tobacco-3.4%
330,000	Lorillard Tobacco Co. - 6.875%	05/01/2020	389,141

Energy - 1.0%
Oil & Gas-Equipment & Services-1.0%
100,000	Kinder Morgan Energy Partners - 9.000%	02/01/2019	121,332

Financial - 41.3%

Bank-Money Center-3.1%
100,000	Goldman Sachs Group, Inc. - 3.625%	01/22/2023	101,438
250,000	Morgan Stanley - 4.100%	05/22/2023	253,377
			354,815

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2014

Varsity/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT	MATURITY DATE		VALUE

Financial (Cont’d) - 41.3%

Brokerage & Investment Management-2.5%
$ 200,000	Jefferies Group, Inc. - 5.125%	04/13/2018	$ 211,239
78,000	Oppenheimer Holdings, Inc. - 8.750%	04/15/2018	82,290
			293,529
Finance-Miscellaneous-10.8%
400,000	American Express Co. - 7.000%	03/19/2018	463,119
400,000	First Data Corp. - 12.625%	01/15/2021	476,000
300,000	Western Union Co. - 5.930%	10/01/2016	322,240
			1,261,359
Insurance-Diversified-5.7%
325,000	American International Group - 5.600%	10/18/2016	349,386
315,000	Hartford Financial Services Group, Inc. - 4.000%	03/30/2015	317,509
			666,895
Insurance-Life-13.4%
250,000	Genworth Financial - 7.200%	02/15/2021	244,635
500,000	Protective Life Corp. - 7.375%	10/15/2019	602,318
561,000	Torchmark Corp. - 9.250%	06/15/2019	710,914
			1,557,867
Mortgage & Related Services-0.5%
59,000	Lender Processing Services, Inc. - 5.750%	04/15/2023	62,245

Personal & Commercial Lending-5.3%
307,000	Caterpillar Financial Services Corp. - 7.150%	02/15/2019	367,598
197,000	Ford Holdings, Inc. - 9.375%	03/01/2020	250,708
			618,306
Healthcare - 3.7%

Healthcare-Drug/Diversified-0.9%
100,000	Teva Pharmaceuticals Finance II/III - 3.000%	06/15/2015	100,961

Healthcare-Patient Care-2.8%
300,000	WellPoint, Inc. - 5.875%	06/15/2017	329,933
Retail - 2.7%

Retail-Major Chain-0.9%
100,000	Wal-Mart Stores, Inc. - 4.500%	07/01/2015	101,988

Retail-Restaurant-0.9%
100,000	Starbucks Corp. - 3.850%	10/01/2023	106,798

Retail-Specialty-0.9%
100,000	Amazon.com, Inc. - 3.300%	12/05/2021	101,522

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2014

Varsity/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Technology - 4.0%
Computer Data Storage-0.9%
$ 100,000	Apple, Inc. - 2.850%	05/06/2021	$ 102,385
Telecommunication Service-3.1%
100,000	Comcast Corp. - 3.600%	03/01/2024	105,228
218,000	Sprint Communications - 11.500%	11/15/2021	263,235
			368,463
Utility - 3.6%
Electric Power-3.6%
100,000	Florida Power & Light Co. - 2.750%	06/01/2023	99,228
320,000	Georgia Power Company - 2.850%	05/15/2022	322,349
			421,577
Total Corporate Bonds (Cost $8,593,232)			8,955,660
U.S. GOVERNMENT AGENCY ISSUES - 9.5%
1,000,000	Federal Farm Credit Bank - 1.375%	03/09/2018	1,003,677
100,000	Federal Home Loan Bank - 1.020%	01/30/2018	99,174
Total U.S. Government Agency Issues (Cost $1,102,351)			1,102,851
NUMBER OF SHARES
EXCHANGE TRADED FUNDS - 0.8%
3,700	ProShares UltraShort 7-10 Year Treasury *		91,649
Total Exchange Traded Funds (Cost $122,186)			91,649
MONEY MARKET FUNDS - 12.4%
1,447,012	STIT - Liquid Assets Portfolio, Institutional Class , 0.0726% ^		1,447,012
Total Money Market Funds (Cost $1,447,012)			1,447,012

Total Investments (Cost $11,264,781) (a) - 99.5%			11,597,172

Other Net Assets Less Liabilities - 0.5%			61,548

TOTAL NET ASSETS - 100.00%			$11,658,720

(a) Cost for tax purposes is $11,264,781. The aggregate gross unrealized appreciation is $411,540, and the aggregate gross unrealized depreciation is $79,149, resulting in net unrealized appreciation of $332,391.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2014.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	December 31, 2014

		Monetta	Varsity/Monetta
		Young	Intermediate
	Monetta Fund	Investor Fund	Bond Fund
Assets:
Investments at value	$55,393,395	$144,060,087	$11,597,172
Receivables:
Interest and dividends	53,234	173,348	126,384
Fund shares sold	1,965	491,435	4,461
Prepaid expenses	10,461	20,100	16,691
Total Assets	55,459,055	144,744,970	11,744,708

Liabilities:
Payables:
Investment advisory fees (Note 2)	44,720	67,724	3,336
Distribution expense (Note 6)	-	68,928	2,888
Fund shares redeemed	7,229	1,708,466	63,269
Accrued trustee fees	2,181	5,981	374
Accrued other expenses	37,014	72,773	16,121
Total Liabilities	91,144	1,923,872	85,988
Net Assets	$55,367,911	$142,821,098	$11,658,720

Analysis of net assets:
Paid in capital	$43,268,365	$110,136,334	$11,310,582
Accumulated undistributed net investment income	-	490	1,261
Accumulated undistributed net realized gain
on investments	814,561	2,896,209	14,486
Net unrealized appreciation on investments	11,284,985	29,788,065	332,391
Net Assets	$55,367,911	$142,821,098	$11,658,720
(a) Investments at cost	$44,108,410	$114,272,022	$11,264,781

Shares of beneficial interest issued outstanding	3,130,981	6,917,338	1,128,307

Net asset value, offering price and
redemption price per share	$17.68	$20.65	$10.33

The accompanying notes are an integral part of these financial statements.

Statements of Operations		For The Year Ended
		December 31, 2014

		Monetta	Varsity/Monetta
		Young	Intermediate
	Monetta Fund	Investor Fund	Bond Fund
Investment income and expenses:
Investment income:
Interest	$1,568	$3,827	$388,460
Dividends(a)	649,371	2,237,972	-
Total investment income	650,939	2,241,799	388,460

Expenses:
Investment advisory fees (Note 2)	514,083	782,834	33,207
Distribution expense (Note 6)	-	355,834	23,719
Transfer and shareholder servicing agent fee	99,684	245,530	11,302
Administration expense	33,489	68,199	32,784
Accounting fees	27,886	28,136	29,901
State registration fees	23,341	32,246	21,949
Legal fees	16,708	43,543	1,771
Audit fees	14,792	14,792	16,792
Custodian fees	13,694	34,380	2,419
Compliance expense	10,722	29,932	1,748
Printing and postage fees	10,453	25,743	862
Other expenses	8,164	10,506	1,121
Trustee fees	7,551	19,609	1,321
Total expenses	780,567	1,691,284	178,896
Expenses waived/reimbursed	-	(44,514)	-
Net expenses	780,567	1,646,770	178,896
Net investment income (loss)	(129,628)	595,029	209,564

Realized and unrealized gain
(loss) on investments:
Net realized gain on investments	4,873,455	4,908,675	14,488
Net change in unrealized appreciation
(depreciation) of investments	(949,890)	8,201,051	(168,835)
Net gain (loss) on investments	3,923,565	13,109,726	(154,347)

Net increase in net assets from operations	$3,793,937	$13,704,755	$55,217

(a) Dividends are shown net of withholding taxes in the amount of $105, $179 and $0 for Monetta Fund, Monetta Young Investor Fund and Varsity/Monetta Intermediate Bond Fund respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

	Monetta		Monetta Young Investor
	Fund		Fund

	2014	2013	2014	2013

Operations:
Net investment income (loss)	$(129,628)	$(11,546)	$595,029	$627,928
Net realized gain on investments	4,873,455	7,211,258	4,908,675	3,200,805
Net change in unrealized appreciation
(depreciation) of investments	(949,890)	7,416,994	8,201,051	17,571,571
Net increase in net assets from operations	3,793,937	14,616,706	13,704,755	21,400,304

Distributions paid from:
Net investment income	-	-	(594,994)	(627,550)
Net realized gain	(5,978,728)	(4,367,197)	(3,084,132)	(2,484,620)
Total distributions to shareholders	(5,978,728)	(4,367,197)	(3,679,126)	(3,112,170)

From capital transactions (Note 4):
Proceeds from shares sold	1,187,924	1,196,554	60,860,627	78,160,988

Net asset value of shares issued
through dividend reinvestment	5,856,329	4,271,393	3,306,712	2,848,581
Cost of shares redeemed	(3,971,951)	(5,035,981)	(58,374,362)	(14,101,437)

Increase in net assets
from capital transactions	3,072,302	431,966	5,792,977	66,908,132
Total increase in net assets	887,511	10,681,475	15,818,606	85,196,266

Net assets at beginning of year	$54,480,400	$43,798,925	$127,002,492	$41,806,226

Net assets at end of year	$55,367,911	$54,480,400	$142,821,098	$127,002,492

Accumulated undistributed
net investment income (loss)	$-	$-	$490	$455

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Cont’d)	For The Years Ended
December 31,

	Varsity/Monetta
	Intermediate Bond
	Fund
	2014	2013

Operations:
Net investment income (loss)	$209,564	$211,893
Net realized gain on investments	14,488	8,713
Net change in unrealized appreciation
(depreciation) of investments	(168,835)	(166,180)
Net increase in net assets from operations	55,217	54,426

Distributions paid from:
Net investment income	(208,303)	(212,379)
Net realized gain	(7,954)	(38,777)
Total distributions to shareholders	(216,257)	(251,156)

From capital transactions (Note 4):
Proceeds from shares sold	5,984,001	1,439,671

Net asset value of shares issued
through dividend reinvestment	79,333	80,634
Cost of shares redeemed	(3,679,601)	(2,384,240)

Increase (decrease) in net assets
from capital transactions	2,383,733	(863,935)
Total increase (decrease) in net assets	2,222,693	(1,060,665)

Net assets at beginning of year	$9,436,027	$10,496,692

Net assets at end of year	$11,658,720	$9,436,027

Accumulated undistributed
net investment income	$1,261	$-

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
For a share outstanding throughout	December 31,	December 31,		December 31,		December 31,		December 31,
the year are as follows:	2014	2013		2012		2011		2010

Net asset value at beginning of year	$18.45	$14.87		$13.68		$15.86		$12.85

Investment Operations:
Net investment loss	(0.04)	(0.00	)(b)	(0.04)		(0.14)		(0.14)
Net realized and unrealized
gain (loss) on investments	1.39	5.18		1.47		(2.04)		3.15

Total from investment operations	1.35	5.18		1.43		(2.18)		3.01

Less Distributions:
From net investment income	-	-		-		-		-
From net realized gains	(2.12)	(1.60)		(0.24)		-		-

Total distributions	(2.12)	(1.60)		(0.24)		-		-

Net asset value at end of year	$17.68	$18.45		$14.87		$13.68		$15.86

Total return	7.15%	34.89%		10.47%		(13.75%)		23.42%
Ratios to average net assets:
Expenses - Net	1.44%	1.51%		1.65%		1.59%		1.66%
Expenses - Gross	1.44%	1.53	%(a)	1.70	%(a)	1.65	%(a)	1.78	%(a)
Net investment loss	(0.24%)	(0.02%)		(0.27%)		(0.90%)		(0.98%)
Portfolio turnover	137.2%	96.3%		131.8%		123.1%		172.0%
Net assets ($ in thousands)	$55,368	$54,480		$43,799		$43,673		$54,817

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

(b) Rounds to zero.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Fund

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
For a share outstanding throughout	December 31,	December 31,		December 31,		December 31,		December 31,
the year are as follows:	2014	2013		2012		2011		2010

Net asset value at beginning of year	$19.31	$14.91		$13.20		$13.19		$10.89

Investment Operations:
Net investment income	0.09	0.15		0.15		0.06		0.08
Net realized and unrealized
gain on investments	1.79	4.74		1.79		0.13		2.49

Total from investment operations	1.88	4.89		1.94		0.19		2.57

Less Distributions:
From net investment income	(0.09)	(0.10)		(0.13)		(0.06)		(0.04)
From net realized gains	(0.45)	(0.39)		(0.10)		(0.12)		(0.23)

Total distributions	(0.54)	(0.49)		(0.23)		(0.18)		(0.27)

Net asset value at end of year	$20.65	$19.31		$14.91		$13.20		$13.19

Total return	9.67%	32.78%		14.71%		1.51%		23.68%
Ratios to average net assets:
Expenses - Net	1.16%	1.00%		1.00%		1.00%		1.00%
Expenses - Gross	1.19%	1.24	%(a)	1.37	%(a)	1.64	%(a)	2.11	%(a)
Net investment income	0.42%	0.82%		1.02%		0.56%		0.69%
Portfolio turnover	54.3%	37.0%		61.7%		65.1%		75.8%
Net assets ($ in thousands)	$142,821	$127,002		$41,806		$21,026		$14,910

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.22%, 1.32%, 1.57% and 1.92% for the years ended December 31, 2013, 2012, 2011 and 2010 respectively. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Varsity/Monetta Intermediate Bond Fund

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
For a share outstanding throughout	December 31,	December 31,		December 31,		December 31,		December 31,
the year are as follows:	2014	2013		2012		2011		2010

Net asset value at beginning of year	$10.50	$10.72		$10.32		$10.58		$10.33

Investment Operations:
Net investment income	0.23	0.23		0.28		0.32		0.35
Net realized and unrealized
gain (loss) on investments	(0.16)	(0.18)		0.45		0.02		0.31

Total from investment operations	0.07	0.05		0.73		0.34		0.66

Less Distributions:
From net investment income	(0.23)	(0.23)		(0.28)		(0.32)		(0.35)
From net realized gains	(0.01)	(0.04)		(0.05)		(0.28)		(0.06)

Total distributions	(0.24)	(0.27)		(0.33)		(0.60)		(0.41)

Net asset value at end of year	$10.33	$10.50		$10.72		$10.32		$10.58

Total return	0.64%	0.49%		7.11%		3.25%		6.44%
Ratios to average net assets:
Expenses - Net	1.89%	1.84%		1.60%		1.57%		1.40%
Expenses - Gross	1.89%	1.84	%(a)	1.65	%(a)	1.65	%(a)	1.57	%(a)
Net investment income	2.21%	2.13%		2.64%		2.97%		3.32%
Portfolio turnover	33.3%	14.6%		38.1%		52.8%		71.1%
Net assets ($ in thousands)	$11,659	$9,436		$10,497		$9,721		$10,907

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2014

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETFs) and other funds seeking to track the S&P 500 Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

Varsity/Monetta Intermediate Bond Fund. Effective November 20, 2014, the Orion/Monetta Intermediate Bond Fund changed its name to Varsity/Monetta Intermediate Bond Fund (Note 3). The primary objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Valuation Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation. Corporate Bonds are generally valued on the basis of market quotations provided by pricing services approved by the Board. In general, third party pricing services value fixed income securities at their mean prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. The difference between the cost and fair value of such investments is reflected as unrealized appreciation or depreciation. Corporate bonds are categorized in level 2 of the fair value hierarchy. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	December 31, 2014

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the effective interest method and included in interest income, where applicable.

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2014, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2014, the Funds had no post-October capital losses which were realized after October 31, 2014 and deferred for tax purposes to January 1, 2015. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2011 - 2014), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax positions as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2014, the Funds did not incur any interest or penalties.

(f) Distributions of Income and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2014, the following table shows the reclassifications made:

Monetta
Fund
Accumulated Undistributed Net Investment Income	$129,628
Accumulated Net Realized Gain/(Loss) on Investments	(129,628)
Paid in Capital	-

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

		Monetta Young	Varsity/Monetta
	Monetta	Investor	Intermediate
	Fund	Fund	Bond Fund
Undistributed Ordinary Income	$621,643	$15,605	$1,261
Undistributed Long-Term Capital Gain	279,368	2,881,094	14,486
Other Accumulated Gain (Loss)	-	-	-
Net Unrealized Appreciation	11,198,535	29,788,065	332,391
Total Accumulated Earnings	$12,099,546	$32,684,764	$348,138

Notes to Financial Statements	December 31, 2014

The tax character of distributions paid during the years ended December 31, 2014 and 2013, were as follows:

		Monetta Young	Varsity/Monetta
	Monetta	Investor	Intermediate
2014	Fund	Fund	Bond Fund
Ordinary Income	$708,101	$1,422,039	$208,303
Long-Term Capital Gain	5,270,627	2,257,087	7,954
Total Distributions to Shareholders	$5,978,728	$3,679,126	$216,257

		Monetta Young	Varsity/Monetta
	Monetta	Investor	Intermediate
2013	Fund	Fund	Bond Fund
Ordinary Income	$1,698,616	$1,937,501	$224,398
Long-Term Capital Gain	2,668,581	1,174,669	26,758
Total Distributions to Shareholders	$4,367,197	$3,112,170	$251,156

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the respective Funds’ investments at December 31, 2014, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund -
Common Stocks	$53,058,605	$-	$-	$53,058,605
Money Market Funds	$2,334,790	$-	$-	$2,334,790
FUND TOTAL	$55,393,395	$-	$-	$55,393,395
Monetta Young Investor Fund -
Common Stocks	$70,679,160	$-	$-	$70,679,160
Exchange Traded Funds	$69,683,070	$-	$-	$69,683,070
Money Market Funds	$3,697,857	$-	$-	$3,697,857
FUND TOTAL	$144,060,087	$-	$-	$144,060,087
Varsity/Monetta Intermediate Bond Fund -
Corporate Bonds	$-	$8,955,660	$-	$8,955,660
U.S. Government Agency Issues	$-	$1,102,851	$-	$1,102,851
Exchange Traded Funds	$91,649	$-	$-	$91,649
Money Market Funds	$1,447,012	$-	$-	$1,447,012
FUND TOTAL	$1,538,661	$10,058,511	$-	$11,597,172

Refer to the Funds’ Schedules of Investments for industry classifications.

There were no transfers between valuation levels during the fiscal year ended December 31, 2014.

Transfers are recognized at the end of the reporting period.

Notes to Financial Statements	December 31, 2014

2. RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the year ended December 31, 2014, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in	Next $200 million in	Net assets over
	net assets	net assets	$500 million
Monetta Fund	0.95%	0.90%	0.85%

Monetta Young Investor Fund		0.55% of total net assets
Varsity/Monetta Intermediate Bond Fund		0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. The Adviser had contractually agreed (through April 30, 2014) to waive fees and/or pay the Young Investor Fund’s expenses in order to limit expenses to 1.00% of average net assets, after recognizing the benefits of custody or other credits, fee waivers, and expense reimbursements. This expense limitation agreement expired on April 30, 2014. For the fiscal year ended December 31, 2014, $44,514 was waived by the Adviser. These expenses are not subject to recoupment by the Adviser.

The Fund’s Adviser, Monetta Financial Services, Inc., as of December 31, 2014, owned 3,974 shares or 0.06% of the Monetta Young Investor Fund and 2,242 shares or 0.20% of the Varsity/Monetta Intermediate Bond Fund.

3. SUB-ADVISER:

Effective November 20, 2014, the Adviser entered into an interim Sub-Advisory agreement with Varsity Asset Management, LLC (“Varsity”) to enable Varsity to become the new sub-adviser to the Varsity/Monetta Intermediate Bond Fund. The sub-advisory fee paid to Varsity by the Adviser for the Varsity/Monetta Intermediate Bond Fund is 0.25%. Prior to November 20, 2014, Orion Capital Management, Inc. was the sub-adviser and was being paid 0.25%.

4. CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

		Monetta	Varsity/Monetta
	Monetta	Young Investor	Intermediate Bond
	Fund	Fund	Fund

2013 Beginning Shares	2,946,045	2,803,407	979,573
Shares sold	64,885	4,440,127	135,430
Shares issued upon dividend reinvestment	232,267	148,132	7,607
Shares redeemed	(290,298)	(813,222)	(224,358)
Net increase (decrease) in shares outstanding	6,854	3,775,037	(81,321)
2014 Beginning Shares	2,952,899	6,578,444	898,252
Shares sold	65,327	3,076,226	575,922
Shares issued upon dividend reinvestment	326,804	157,766	7,567
Shares redeemed	(214,049)	(2,895,098)	(353,434)
Net increase in shares outstanding	178,082	338,894	230,055
2014 Ending Shares	3,130,981	6,917,338	1,128,307

Notes to Financial Statements	December 31, 2014

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2014, excluding short-term securities were:

	Other Investment		U.S. Government
	Securities		Securities

	Purchases	Sales	Purchases	Sales
Monetta Fund	$71,296,672	$74,830,586	$-	$-
Monetta Young Investor Fund	80,587,643	73,612,358	-	-
Varsity/Monetta Intermediate Bond Fund	3,314,798	2,995,809	1,102,378	-

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor and Varsity/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7. SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the Funds’ financial statements. On January 29, 2015, in a special meeting of the shareholders of the Varsity/Monetta Intermediate Bond Fund, formerly the Orion/Monetta Intermediate Bond Fund, the shareholders approved a new sub-advisory agreement between Monetta Financial Services, Inc. and Varsity Asset Management, LLC. The evaluation did not result in any further subsequent events that necessitated disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm	December 31, 2014

To the Shareholders and Board of Trustees of
Monetta Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust comprising Monetta Fund, Monetta Young Investor Fund, and Varsity/Monetta Intermediate Bond Fund (the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial statements and financial highlights for the years ended on or prior to December 31, 2012, were audited by other auditors whose report dated February 26, 2013, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Monetta Trust as of December 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Cleveland, Ohio
February 20, 2015

Other Information (Unaudited)	December 31, 2014

BOARD APPROVAL OF SUB-ADVISORY AGREEMENTS AND ADVISORY AGREEMENTS –
PROCESS OF ANNUAL REVIEW

At an in-person meeting held on November 17, 2014, the Board considered the approval of the Funds' advisory agreement and new and interim sub-advisory agreements (together, the “Sub-Advisory Agreements”) for the Bond Fund, as set forth below.

In considering the proposed Sub-Advisory Agreements, the Board took into consideration (i) the nature, extent and quality of the services to be provided by Varsity Asset Management, LLC (“Varsity” or the “Sub-Adviser”); (ii) historical performance of the Bond Fund; (iii) the Sub-Adviser’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Sub-Adviser or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Bond Fund, including the qualifications, experience and responsibilities of the portfolio managers. The Board noted that the services to be provided under the proposed Sub-Advisory Agreements were identical in all material respects to those services provided under the current sub-advisory agreement. In particular, they noted that one of the Fund’s portfolio managers, Mr. George Palmer, had managed the Fund for more than five years with the Fund’s previous sub-adviser, which would enable continuity of Fund management.

The Board also considered the resources and compliance program of the proposed sub-adviser. The Board noted that, although Varsity does not currently have discretionary management authority for any other accounts or registered investment companies, Varsity has experience providing investment recommendations to other investment advisers and will benefit from Mr. Palmer’s experience managing the Fund. The Board also considered the determination of the Trust’s Chief Compliance Officer that Varsity has appropriate compliance policies and procedures in place. After discussion, the Trustees concluded that Varsity has the appropriate personnel and compliance policies and procedures to perform its duties under the proposed Sub-Advisory Agreements, and that the nature, overall quality, and extent of such services was expected to be satisfactory.

Historical Performance. The Board then considered the past performance of the Fund. The Board noted that the Sub-Adviser had not previously managed the Fund; however, because one of the Sub-Adviser’s portfolio managers had been primarily responsible for the day-to-day management of the Fund from April 2009 until September 2014, the performance of the Fund during that period reflected on the Sub-Adviser’s portfolio management abilities. The Board noted, among other performance metrics, that for the 1-, 3-, and 5-year periods ended September 30, 2014, the Fund outperformed the median and average performance of funds in its peer group, the Morningstar U.S. Open-End Short-Term Bond category, which category was independently determined by Morningstar.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid by the Adviser to Varsity for its services to the Fund under the proposed Sub-Advisory Agreements. The Board considered that the fees to be paid to Varsity would be paid by the Adviser from the fee the Adviser received from the Fund and noted that the fee reflected an arms-length negotiation between the Adviser and Varsity. The Board also noted that the fees paid to Varsity with respect to the Fund were the same as the fees paid by the Adviser to the Fund’s current sub-adviser and reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fees were reasonable.

The Board also evaluated the compensation and benefits expected to be received by Varsity and its affiliates from Varsity’s relationship with the Fund, taking into account the Sub-Adviser’s expected profitability.

Other Information Cont’d (Unaudited)	December 31, 2014

The Board recognized that Varsity is likely to realize economies of scale in managing the Fund as assets grow in size. However, it was the consensus of the Board that based on the current size of the Fund, economies had not been reached at this time and the matter of economies of scale would be revisited as the Fund’s size increases.

Conclusion. No single factor was determinative of the Board’s decision to approve the proposed Sub-Advisory Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the proposed Sub-Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the proposed Sub-Advisory Agreements was in the best interests of the Fund and its shareholders.

The Board then considered the renewal of the investment advisory agreements between the Funds and Monetta Financial Services, Inc. (the “Adviser”). The Board considered the renewal of each advisory agreement which is also required to be renewed by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving this agreement. Relative performance, fees, expenses, asset size and other information were presented to, and reviewed by, the Board in connection with the continuation of each advisory agreement. The Board received a memorandum from counsel outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that legal counsel had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials, and the Board was provided with responsive information regarding each Fund prior to the Meeting. The Board also discussed with representatives of the Adviser certain matters in respect of the request for information. The Board reviewed the advisory agreements and materials considered relevant in connection with the renewal of the agreements, as set forth below.

In the approval of the advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative): the management and advisory needs of the Funds, the nature and quality of the services provided by the Adviser in relation to the fee paid, the profitability to the Adviser (including an analysis of the Adviser’s cost of providing services), whether the Adviser is enjoying economies of scale and are sharing the benefits of such economies with fund shareholders, whether comparative expense ratios and fee rates are higher or lower than those of other similar funds, and the fall-out benefits to the Adviser from managing the Funds (i.e. indirect revenues to the Adviser attributable in some way to the existence of the Funds).

The Board discussed the nature, extent, and quality of services provided by the Adviser. They noted that, in their view, the “tone at the top” related to compliance was excellent. The Board agreed that consistency and experience of Adviser personnel is superior, and the Board appreciates the open dialogue and transparency offered by the Adviser personnel.

The Board reviewed the profitability of the Adviser and its ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. The Board encouraged the Adviser to continue to pursue appropriate marketing initiatives for the Funds. The Board reviewed the net asset values of each Fund. The Board discussed the total revenues and fall-out benefits to the Adviser from the Advisory Agreements, and the limited profitability of the Adviser and noted that the Adviser has no clients other than the Funds. The Board also acknowledged that the advisory fee schedule for the Monetta Young Investor Fund and Bond Fund do not contain break points, whereas the fee schedule for the Monetta Fund does contain break points.

The Board believed they had sufficient information from the Adviser in connection with the performance comparison and expense ratio comparison of the Funds as provided in the Materials.

Other Information Cont’d (Unaudited)	December 31, 2014

The Board found that the advisory fee for each Fund is reasonable in light of the nature, quality and extent of the services being provided to each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. The Board found that the fee structure for the Monetta Young Investor Fund and Bond Fund was reasonable given the nature and type of securities held by the Funds. The Board also found that the break points in the fee schedule for the Monetta Fund were designed and are reasonably likely to allow the shareholders of that Fund to share in economies of scale as the Fund grows. Finally, the Board considered the overall fees paid to the Adviser based on the services provided to the Funds by the Adviser.

The Board’s specific determinations with respect to each of the Funds are listed below:

Monetta Fund: The Monetta Fund's calendar year-to-date performance as of September 30, 2014 was 4.23% versus the S&P 500 Index return of 8.34%. The Board noted that the Fund had lagged its Morningstar US Large Growth Fund peer grouping in the 3-year and 5-year time periods, but had kept pace in the 10-year time period. They agreed that while the Fund’s performance was not as strong as the Monetta Young Investor Fund, the Adviser has made adjustments to the strategy, including a greater emphasis on sector allocation, in an effort to improve performance. The Board considered the Fund’s 0.95% Advisory Fee in reference to its average industry peer grouping of 0.75%. The Board felt comfortable with the current advisory fee and the net expense ratio of 1.46% versus its peer average of 1.21%, but asked the Adviser to be mindful in striving to reduce the expense ratio for Fund shareholders. A representative of the Adviser stated that as the Morningstar rating of the Monetta Fund improved the Fund would likely attract more assets and help reduce the overall net expense ratio of the Fund.

Monetta Young Investor Fund: The Monetta Young Investor Fund's calendar year-to-date performance as of September 30, 2014 was 6.37% versus the S&P 500 Index of 8.34%. The Board noted that the Fund’s average annual performance kept pace with its Morningstar US Large Growth peer grouping for the 3-year time period and exceeded its peers in the 5-year time period. The Board discussed the Adviser’s emphasis on preservation of capital and was pleased with this consistency in performance. They noted that the advisory fee of 0.55% compares favorably to the peer group average of 0.73%. The Board was also reminded that, as of April 30, 2014, the Adviser was no longer contractually committed to waive fees and/or reimburse expenses for the Fund to the extent necessary to cap total fund operating expenses (subject to certain exclusions) at 1.00%. The Board noted then that the Fund’s net expense ratio was still lower than the median and average expense ratios of its peer group. The Board determined that in light of the Fund’s current asset level, the Monetta Young Investor Fund’s expenses are reasonable.

Bond Fund: The Bond Fund's calendar year-to-date performance as of September 30, 2014 was 1.38% versus its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index return of 2.22%. The Board noted that the Fund’s 3-year, 5-year and 10-year average returns outperformed those of its Morningstar Short-Term Bond Fund peer grouping. They noted that the advisory fee of 0.35% compared favorably to the peer group average of 0.42%. The Board also noted that the Bond Fund’s net expense ratio was high in comparison to that of other funds in its peer grouping, despite the fact that its Advisory Fee was actually below the average of its peers. The Board determined that the expense ratio was acceptable at present, given the Fund’s relatively small current asset level and in light of future growth prospects with the expected change in the Fund’s sub-advisor.

Conclusion: No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of the Funds and their shareholders.

Trustees & Officers (Unaudited)	December 31, 2014

Name (Year of Birth)	Principal Occupation	Other
Position(s) Held	During Past 5 Years	Directorships and
with Fund		Affiliations

Independent (“disinterested”) Trustees

John L. Guy (1952)	Sr. VP/Director of Business & Professional	Ambassador Funds,
Independent Chairman since May 19, 2014	Banking, Webster Bank, since Dec. 2010;	2010-2012
Trustee since 1993	Sr. VP SBA & Alternative Lending	Monetta Fund, Inc.
	Feb. 2008 to Dec. 2010.	1998-2013

Marlene Z. Hodges (1948)	Founder and CEO of Marlene Z. Hodges,	Ambassador Funds,
Trustee since 2001	LLC, a consultancy providing financial guidance	2010-2012
	to non-profits, since Oct 2011; CFO, Asian	Monetta Fund, Inc.
	Human Services from Feb 2007 to April 2011.	2001-2013
Inside (“interested”) Trustee(1)

Robert S. Bacarella (1949)	Chief Executive Officer, President and	Ambassador Funds,
Trustee and President since 1993	Director of Monetta Financial Services, Inc.	2010-2012
Principal Executive Officer since 2002	since 1984.	Monetta Fund, Inc.
1985-2013
Officers Who Are Not Trustees:

Robert J. Bacarella* (1977)	Vice President, Treasurer, Chief Financial	Not Applicable
Vice President since 2009	Officer, and Director of Monetta Financial
Treasurer since 2010	Services Inc. since 2009.
Secretary, Chief Financial Officer,
Principal Financial Officer and
Principal Accounting Officer since 2012

John J. Canning (1970)	Chief Compliance Officer for the Adviser since	Not Applicable
Chief Compliance Officer	June 30, 2014; Managing Director, Cipperman
since June 30, 2014	Compliance Services, LLC since 2011; Director of
c/o Cipperman Compliance Services, LLC	Mutual Fund Administration, Nationwide Fund
480 E. Swedesford Rd., Suite 300	Group from 2008-2011.
Wayne, PA 19087

(1) Trustees who are employees or officers of the Adviser receive no compensation from the Trust.

* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

All of the above Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Trust to hold office until a successor is elected and qualified. Each Trustee oversees the three funds of the Monetta Trust. On February 21, 2014, the Board of Trustees accepted the resignation of Mark F. Ogan.

The address for each Trustee and officer, unless otherwise indicated, is the Adviser’s office.

Additional information about the Trustees is available in the Trust’s Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Notice to Shareholders	December 31, 2014 (Unaudited)

Tax Information

For the fiscal year ended December 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designed as qualified dividend income were as follows:

Monetta Fund	33.12%
Monetta Young Investor Fund	90.54%
Varsity/Monetta Intermediate Bond Fund	0.00%

For Corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the Fiscal year ended December 31, 2014 were as follows:

Monetta Fund	32.58%
Monetta Young Investor Fund	69.96%
Varsity/Monetta Intermediate Bond Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Monetta Fund	100.00%
Monetta Young Investor Fund	58.16%
Varsity/Monetta Intermediate Bond Fund	0.00%

Results of Special Meeting

A special meeting of the shareholders of the Varsity/Monetta Intermediate Bond Fund, formerly the Orion/Monetta Intermediate Bond Fund was held on January 29, 2015, for the shareholders of record as of December 5, 2014, to vote on the following proposal, the result of which is provided below.

To approve a new sub-advisory agreement between Monetta Financial Services, Inc. and Varsity Asset Management, LLC (“Varsity”) to enable Varsity to continue managing the Fund.

For	Against	Abstain
373,381	6,385	64,193

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Notice to Shareholders (Cont’d)	December 31, 2014 (Unaudited)

Privacy Policy

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

• information that you provide us on applications and other forms;

• information that we generate to service your account, such as account statements; and

• information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to services while performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-Related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” refer to services provided by the principal accountant other than those previously mentioned. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$35,000	$40,000(1)
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$9,000(2)
All Other Fees	$-	$-

(1)This amount includes $5,000 paid to KPMG, LLP, the Trust’s principal accountant from January 1, 2013 through their resignation on December 5, 2013.

(2)This amount includes $1,500 paid to Cohen Fund Audit Services, Ltd. for tax work provided for the Monetta Mid-Cap Equity Fund, which was liquidated on December 21, 2013.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:
.
	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust_________________________________________

By (Signature and Title)*_____ /s/ Robert S. Bacarella___________________
   Robert S. Bacarella, Chief Executive Officer

Date   _________3/2/15_______

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* ____/s/ Robert S. Bacarella_______________
 Robert S. Bacarella, Chief Executive Officer

Date___________3/2/15_______

By (Signature and Title)* ____/s/ Robert J. Bacarella______________
 Robert J. Bacarella, Chief Financial Officer

Date___________3/2/15________

* Print the name and title of each signing officer under his or her signature.